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                                                                   Exhibit 10.13

                            THIRD AMENDMENT OF LEASE

This Third Amendment of Lease made this 13 day of March, 2000 by and between the HEGA REALTY TRUST, with an address of c/o Dirigo Management Company, One City Center, Portland, Maine, 04101 ("Landlord"), and I-MANY, INC., successor-in-interest to Systems Consulting Company, Inc., having a mailing address of 537 Congress Street, 5th Floor, Portland, Maine 04101 ("Tenant").

WHEREAS, Landlord and Tenant entered into a lease dated May 24, 1996 (the "Original Lease") with respect to Tenant's occupancy of 22,991 square feet known as Suites 500, 501, and 404 (the Premises") located at 537 Congress Street, Portland, Maine; and

WHEREAS, Suite 533 located at 533 Congress Street consisting of 5,265 square feet has also been leased as described in a "First Amendment of Lease" dated February 8, 1999; and

WHEREAS, Landlord and Tenant entered into a lease dated September 25, 1997 (the "Second Lease"), with respect to Tenant's occupancy of 830 square feet known as Suite 406 located at 537 Congress Street, Portland, Maine, and the term of the Second Lease ended concurrently with the Original Lease; and

WHEREAS, Landlord and Tenant executed a Second Amendment of Lease dated May 27, 1999, whereby the parties extended the term of the Lease by one year and modified the Tenant's Space under the Lease to include Suite 406 at 537 Congress Street (collectively, with the Original Lease and the First Amendment of Lease, the "Lease"); and

WHEREAS, the parties hereto desire to extend the term of the Lease by three (3) years for Suites 500, 501, 404, 406, and 533 in the building at 537 Congress Street;

NOW THEREFORE, for valuable consideration the receipt and sufficiency of which the parties hereby acknowledge, the parties agree effective November 1, 2000, the Lease shall be amended as follows:

1.       In Article I, TERM, the following words shall be substituted;

                  "(a) Seven (7) Years with respect to all space under the Original Lease;
                  (b) For the term commencing March 1, 1999, terminating on October 31, 2003 with respect to Suite 533; and
                  (c) For the term commencing November 1, 1999, terminating October 31, 2003 with respect to Suite 406."

         2. In Article I, TENANT'S SPACE, the following words shall be substituted;

                  "Suites 500, 501, 404, 406 and 533 (Tenant also has access and use of the basement area from 3/1/99 to 10/31/03)"

         3. In Article I, BASE RENT, the following words shall be substituted;


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                  "11/1/96 - 10/31/97:      $11,495.50 per month ($6.00 psf)
                   11/1/97 - 10/31/98:      $15,672.20 per month ($8.18 psf)
                   11/1/98 - 2/28/99:       $19,504.03 per month ($10.18 psf)
                    3/1/99 - 10/31/99:      $23,014.03 per month ($9.77 psf)
                   11/1/99 - 10/31/00:      $26,073.21 per month ($10.76 psf)
                   11/1/00 - 10/31/01:      $29,086.00 per month ($12.00 psf)
                   11/1/01 - 10/31/02:      $32,115.79 per month ($13.25 psf)
                   11/1/02 - 10/31/03:      $35,145.58 per month ($14.50 psf)

         4. Landlord agrees to provide up to $40,000 for the maintenance and repair of the Premises. Such maintenance and repair include items such as cleaning, painting, wallpaper and installation of new carpets and window treatments, but does not include construction, maintenance of or alterations to the electrical or plumbing systems, or other similar improvements. With respect to any covered item of maintenance or repair, Tenant may request that Landlord perform the work or may engage a service provider to perform the work and submit the cost of the work to Landlord for reimbursement.

Except as otherwise expressly amended, modified and provided for in this Amendment, all of the terms and conditions of said Lease (as amended February 8, 1999 and May 27, 1999) are hereby ratified and shall be deemed to be incorporated herein and made a part hereto and shall continue full force and effect. The Lease and this document contain all the agreements of the parties with respect to the subject matter thereof and supersede all prior dealing between them with respect to such subject matters.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals in two counterpart copies, each of which counter copy shall be deemed an originals for all purposes, as of the date and year above written.

                                    /s/ Peter S. Skapinsky             3/13/00
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Witness                             LANDLORD:  HEGA REALTY TRUST         Date
                                    By: Peter S. Skapinsky
                                    Authorized Agent for HEGA REALTY TRUST

/s/ Cheryl O. Tumlin                /s/ Philip M. St. Germain          3/13/00
------------------------            ------------------------------------------
Witness                             I-MANY, INC., successor-in-interest    Date
                                    to Systems Consulting Company, Inc.
                                    By: Philip M. St. Germain
                                    Its: Chief Financial Officer

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